UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 26, 2024
(Date of earliest event reported)

BANK5 2024-5YR8

(Central Index Key Number 0001991524)

(Exact name of issuing entity)

Bank of America, National Association

(Central Index Key Number 0001102113)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-261279-05	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On July 26, 2024, BofA Securities, Inc. (“BOAS”), Morgan Stanley & Co. LLC (“Morgan Stanley”), Wells Fargo Securities, LLC (“WFS”), J.P. Morgan Securities LLC (“JPMS”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”) entered into an agreement, dated as of July 26, 2024, among Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”), as depositor, BOAS, Morgan Stanley, WFS, JPMS, Academy and Drexel as underwriters (BOAS, Morgan Stanley, WFS, JPMS, Academy and Drexel, collectively in such capacity, the “Underwriters”), and BANA (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Publicly Offered Certificates (as defined below) scheduled to occur on or about August 15, 2024.  The Publicly Offered Certificates are expected to have an aggregate initial principal amount of $604,170,000.

On or about August 15, 2024, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2024-5YR8 (the “Certificates”), is expected to be issued by BANK5 2024-5YR8, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of August 1, 2024 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity are expected to include several mortgage loans which are part of whole loans. Each whole loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such whole loan, the terms of which are described under “DESCRIPTION OF THE MORTGAGE POOL—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such whole loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected whole loans under such Non-Serviced PSAs, see “POOLING AND SERVICING AGREEMENT—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced PSA (if any)
Showcase I	4.4	N/A
640 5th Avenue	4.5	N/A
Stonebriar Centre	4.6	N/A
Cummins Station	4.7	N/A
iPark Norwalk	4.8	N/A
9950 Woodloch	4.9	4.2
Marriott Anaheim	4.10	4.3

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class D, Class E, Class F-RR, Class G-RR, Class J-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates and the Privately Offered Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about August 15, 2024 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are expected to be thirty-two (32) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on thirty-three (33) commercial and/or multifamily properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of July 26, 2024, between the Registrant and BANA, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of July 26, 2024, between the Registrant and MSMCH, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of July 26, 2024, between the Registrant and WFB, an executed version of which is attached hereto as Exhibit 99.3; and certain of the Mortgage Loans are expected to be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of July 26, 2024, between the Registrant and JPMCB, an executed version of which is attached hereto as Exhibit 99.4.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement and (ii) the sale of the Privately Offered Certificates, having an aggregate initial principal amount of $86,310,939, by the Registrant to BOAS, Morgan Stanley, WFS, JPMS, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated as of July 26, 2024, among the Registrant, as depositor, the Initial Purchasers, as initial purchasers, and BANA, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated July 26, 2024 and as filed with the Securities and Exchange Commission on July 30, 2024 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated July 26, 2024.

The related registration statement (file no. 333-261279) was originally declared effective on December 17, 2021.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of July 26, 2024, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, BofA Securities, Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2024, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of July 1, 2024, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of June 1, 2024, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Showcase I Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.5	640 5th Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.6	Stonebriar Centre Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.7	Cummins Station Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.8	iPark Norwalk Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.9	9950 Woodloch Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.10	Marriott Anaheim Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 26, 2024, which such certification is dated July 26, 2024.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of July 26, 2024, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of July 26, 2024, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of July 26, 2024, between Wells Fargo Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of July 26, 2024, between JPMorgan Chase Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2024	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1

Underwriting Agreement, dated as of July 26, 2024, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, BofA Securities, Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.

(E)
4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2024, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)

4.2	Pooling and Servicing Agreement, dated and effective as of July 1, 2024, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.3

Pooling and Servicing Agreement, dated and effective as of June 1, 2024, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

(E)
4.4	Showcase I Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.5	640 5th Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.6	Stonebriar Centre Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.7	Cummins Station Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.8	iPark Norwalk Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.9	9950 Woodloch Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.10	Marriott Anaheim Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 26, 2024, which such certification is dated July 26, 2024.	(E)
99.1

Mortgage Loan Purchase Agreement, dated and effective as of July 26, 2024, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective as of July 26, 2024, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

99.3	Mortgage Loan Purchase Agreement, dated and effective as of July 26, 2024, between Wells Fargo Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

99.4	Mortgage Loan Purchase Agreement, dated and effective as of July 26, 2024, between JPMorgan Chase Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)